FEDERATED INTERNATIONAL EQUITY FUND
(A PORTFOLIO OF INTERNATIONAL SERIES, INC.)
Class A Shares

SUPPLEMENT TO PROSPECTUS DATED JANUARY 31, 1995
     Effective January 1, 1996, the special offering of full dealer reallowance plus additional bonus payments on sales of Class A Shares will no longer be offered. Accordingly, please delete Item 3 of the Supplement to Prospectus dated June 16, 1995, which referred to the last paragraph under the section entitled "Dealer Concession" on page
     16 of the Class A Shares prospectus.
                                                               December 22, 1995













   FEDERATED SECURITIES CORP.

   Distributor                     RE
   A subsidiary of FEDERATED
   INVESTORS
   Federated Investors Tower
   PITTSBURGH, PA  15222-3779
   CUSIP #46031P308